Goodwill and intangible assets - Summary Of Future Amortization Expense Of The Intangible Assets (Detail) - USD ($) $ in Millions	Jun. 30, 2021	Dec. 31, 2020
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2021	$ 33.0	$ 65.8
2022	65.8	65.8
2023	65.8	65.8
2024	65.8	65.8
2025	65.0	65.0
Thereafter	257.2	257.6
Total amortization expense	$ 552.6	$ 585.8